UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2008

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(480) 515-8100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2008, we announced in a press release information concerning our earnings for the quarterly period ended March 31, 2008.  A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached as Exhibit 99.1.  This press release is being furnished, not filed, under Item 2.02 in this Report on Form 8-K.

ITEM 7.01                                       REGULATION FD DISCLOSURE

A copy of a presentation to be discussed during our previously announced conference call and webcast, which will be held on April 29, 2007, at 8:00 a.m. Pacific Time (11:00 a.m. Eastern Time) to discuss first quarter 2008 results, is available through the Investors Relations page of the Company website at www.meritagehomes.com. This presentation will be available for a minimum of 30 days from the date of this Report on Form 8-K.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)                                Exhibits

99.1                          Press Release dated April 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2008

MERITAGE HOMES CORPORATION

/s/	Larry W. Seay
By:	Larry W. Seay
Executive Vice President and Chief Financial Officer